EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Emergent BioSolutions Inc. (the "Company") for the period ended June 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Daniel Abdun-Nabi, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7,  2014

/s/DANIEL J. ABDUN-NABI
Daniel J. Abdun-Nabi
Chief Executive Officer